Exhibit 99.1

BMHC INCREASES QUARTERLY CASH DIVIDEND 50%
TO $0.15 PER COMMON SHARE

SAN FRANCISCO (September 13, 2005) - Building Materials Holding Corporation (Nasdaq: BMHC) today announced that its Board of Directors increased the quarterly cash dividend by 50% and declared a third quarter 2005 cash dividend of $0.15 per common share.  The dividend is payable on October 14, 2005 to common shareholders of record as of September 23, 2005.

“We are pleased to have increased our shareholder dividend for the second time this year,” said Robert E. Mellor, Chairman, President and Chief Executive Officer of Building Materials Holding Corporation.  “The significant increase further demonstrates our strong financial performance and continued operational success in our markets.  We believe that the declaration of this dividend emphasizes our commitment to enhancing shareholder value.”

About BMHC
BMHC, a Fortune 1000 company, is one of the largest providers of residential construction services and building materials in the United States.  We serve the homebuilding industry through two subsidiaries:  BMC West distributes building materials and manufactures building components for professional builders and contractors in the western and southern states; BMC Construction provides construction services to high-volume production homebuilders in key growth markets across the country.  To learn more about BMHC, visit our website at www.bmhc.com.

BUSINESS RISKS AND FORWARD-LOOKING STATEMENTS
There are a number of business risks and uncertainties that affect our operations and therefore could cause future results to differ from past performance or expected results.  Additional information regarding business risks and uncertainties is contained in Item 1 of our 2004 Form 10-K.  These risks and uncertainties may include, but are not limited to:

•
demand for homebuilding which is influenced by changes in the overall condition of the U.S. economy, including job formation, interest rates and consumer confidence, as well as other important factors;

•	fluctuations in our costs and availability of sourcing channels for commodity wood products and building materials;

•	changes in the business models of our customers;
•	intense competition;
•	integration of acquired businesses may not result in anticipated cost savings and revenue synergies being fully realized or it may take longer to realize than expected;
•	our ability to identify suitable acquisition candidates;
•	availability of and our ability to attract, train and retain qualified individuals;
•	unanticipated weather conditions including natural catastrophic events such as earthquakes, fire, flood, hurricanes, tornadoes, etc.;
•	implementation of cost structures that align with revenue growth;
•	actual and perceived vulnerabilities as a result of terrorist activities and armed conflict; and
•	numerous other matters of a local and regional scale, including those of a political, economic, business, competitive or regulatory nature.

Certain statements made in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about our expectations, anticipated financial results and future business prospects are forward-looking statements.  While these statements represent our current judgment on what the future may hold and we believe these judgments are reasonable, these statements involve risks and uncertainties that could cause our actual results to differ materially from those in forward-looking statements.  These factors include, but are not limited to the risks and uncertainties cited in the above paragraph.  Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date of this news release.  We undertake no obligation to update forward-looking statements.

CONTACTS:

Bill Smartt
Senior Vice President and
Chief Financial Officer
(415) 627-9100

Ellis Goebel
Senior Vice President,
Business Development and
Investor Relations
(415) 627-9100

Mark Kailer
Vice President, Treasurer and
Investor Relations
(415) 627-9100